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                                                                    EXHIBIT 23.1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in the Registration Statements (Nos. 333-16311, 333-57128, 333-117574, 333-91290 and 333-121182) on Form S-8
of our report dated March 28, 2006, relating to the financial statements appearing in this Annual Report on Form 10-K of Pyramid Breweries Inc. for the year ended December 31, 2005.

/s/ Moss Adams LLP


Seattle, Washington
March 28, 2006